                                                                                                      Exhibit 10.28

                                                SECOND AMENDMENT TO
                                                 CREDIT AGREEMENT

         THIS SECOND  AMENDMENT TO CREDIT  AGREEMENT (this  "Amendment")  is entered into as of  December 18,  2001
                                                             ---------
among UNITED  STATES CAN COMPANY,  a Delaware  corporation  (the  "Borrower"),  U.S.  Can  Corporation,  a Delaware
                                                                   --------
corporation (the "Parent"),  the Domestic  Subsidiaries of the Parent (together with the Parent, the "Guarantors"),
                  ------                                                                              ----------
the Lenders party hereto and BANK OF AMERICA,  N.A., as Administrative  Agent for the Lenders (the "Administrative
                                                                                                    ---------------
Agent").  Capitalized  terms used herein and not otherwise  defined shall have the meanings ascribed thereto in the
-----
Credit Agreement (as defined below).

                                                     RECITALS
                                                     --------

         WHEREAS,  the Borrower,  the Guarantors,  the Lenders, the Administrative  Agent,  Citicorp North America,
Inc.,  as  Syndication  Agent and Bank One, NA (Main Office  Chicago),  as  Documentation  Agent  entered into that certain  Credit  Agreement,  dated as of  October 4,  2000 (as amended by that  certain  First  Amendment to Credit
Agreement  dated as of  April 1,  2001 and as  otherwise  amended  or  modified  from  time to time,  the  "Credit
                                                                                                            -------
Agreement");

         WHEREAS,  the Borrower has requested  that the Required  Lenders  amend  certain  provisions of the Credit
Agreement; and

         WHEREAS,  the Required Lenders are willing to amend certain  provisions of the Credit  Agreement,  as more fully set forth herein, subject to the terms and conditions specified below.

         NOW,  THEREFORE,  in  consideration  of the premises and the mutual covenants  contained  herein,  and for other good and valuable  consideration,  the receipt and sufficiency of which is hereby  acknowledged,  the parties hereto agree as follows:

                                                     SECTION 1
                                          AMENDMENTS TO CREDIT AGREEMENT
                                          ------------------------------

         SECTION 1.1           Existing Definitions.
                               --------------------

                  (a)      Applicable  Percentage.   The  definition  of  "Applicable   Percentage"  set  forth  in
                           ----------------------
         Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "Applicable Percentage" means:
                   ---------------------

                           (a)      for  Revolving  Loans,  Tranche A Term  Loans and  Letter of Credit  Fees,  the
                  appropriate applicable  percentages  corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

                  ----------- -------------------- ------------------------------------------------ ----------------
                                                    Applicable Percentage for Revolving Loans and     Applicable
                                                                Tranche A Term Loans                Percentage for
                   Pricing         Leverage                                                            Letter of
                    Level            Ratio                                                            Credit Fees
                  ----------- -------------------- ------------------------------------------------ ----------------
                  ----------- -------------------- ----------------------- ------------------------ ----------------
                                                     Eurocurrency Loans        Base Rate Loans
                  ----------- -------------------- ----------------------- ------------------------ ----------------
                  ----------- -------------------- ----------------------- ------------------------ ----------------
                      I         => 4.75 to 1.0             4.00%                    3.00%                4.00%
                  ----------- -------------------- ----------------------- ------------------------ ----------------
                  ----------- -------------------- ----------------------- ------------------------ ----------------
                      II       < 4.75 to 1.0 but           3.50%                    2.50%                3.50%
                                => 4.50 to 1.0
                  ----------- -------------------- ----------------------- ------------------------ ----------------
                  ----------- -------------------- ----------------------- ------------------------ ----------------
                     III       < 4.50 to 1.0 but           2.75%                    1.75%                2.75%
                                 => 4.0 to 1.0
                  ----------- -------------------- ----------------------- ------------------------ ----------------
                  ----------- -------------------- ----------------------- ------------------------ ----------------
                      IV       < 4.0 to 1.0 but            2.50%                    1.50%                2.50%
                                => 3.50 to 1.0
                  ----------- -------------------- ----------------------- ------------------------ ----------------
                  ----------- -------------------- ----------------------- ------------------------ ----------------
                      V         < 3.50 to 1.00             2.25%                    1.25%                2.25%
                  ----------- -------------------- ----------------------- ------------------------ ----------------

                           (b)      for Tranche B Term Loans, the appropriate applicable percentages  corresponding to the pricing criteria in effect as of the most recent Calculation Date as shown below:

                  ------------ --------------------------------- ---------------------------------------------------
                    Pricing          Tranche B Term Loans          Applicable Percentage for Tranche B Term Loans
                     Level             Pricing Criteria
                  ------------ --------------------------------- ---------------------------------------------------
                  ------------ --------------------------------- -------------------------- ------------------------
                                                                    Eurocurrency Loans          Base Rate Loans
                  ------------ --------------------------------- -------------------------- ------------------------
                  ------------ --------------------------------- -------------------------- ------------------------
                       I       Leverage Ratio > 4.50 to 1.0                4.25%                     3.25%
                                              -
                  ------------ --------------------------------- -------------------------- ------------------------
                  ------------ --------------------------------- -------------------------- ------------------------
                      II       Leverage Ratio < 4.50 to 1.0                3.50%                     2.50%
                  ------------ --------------------------------- -------------------------- ------------------------
                  ------------ --------------------------------- -------------------------- ------------------------
                      III      Leverage Ratio < 4.50 to 1.0                3.25%                     2.25%
                               and a Debt Rating of BB or
                               better from S&P and Ba2 or
                               better from Moody's
                  ------------ --------------------------------- -------------------------- ------------------------

                           (c)      for Tranche C Term Loans,  the  Applicable  Percentage is (i) for  Eurocurrency
                  Loans, 1.50% and (ii) for Base Rate Loans, 0.50%.

                  The Applicable  Percentage for Revolving  Loans,  Tranche A Term Loans,  Tranche B Term Loans and
                  Letter of Credit Fees shall,  in each case,  be  determined  and  adjusted  quarterly on the date
                  (each a  "Calculation  Date")  (i) five  Business  Days after the date by which the  Borrower  is
                            -----------------
                  required to provide the Officer's  Compliance  Certificate or (ii) with respect to Tranche B Term
                  Loans,  if applicable,  one Business Day following a change in the Debt Rating;  provided that if the Borrower fails to provide the Officer's  Compliance  Certificate on or before the most recent
                  Calculation  Date, the Applicable  Percentage for Revolving Loans,  Tranche A Term Loans,  Letter
                  of Credit Fees and Tranche B  Term Loans  (provided  that,  with respect to Tranche B  Term Loans only,  the  applicable  Pricing  Level  immediately  prior to such  Calculation  Date is  Pricing
                  Level I or II) from such Calculation Date shall be based on the applicable  Pricing Level I until such time that an  appropriate  Officer's  Compliance  Certificate  is  provided  whereupon  such
                  Applicable  Percentage  shall be  determined  by the then  current  Leverage  Ratio  and/or  Debt
                  Rating,  as applicable.  Each such Applicable  Percentage shall be effective from one Calculation
                  Date until the next Calculation Date except as set forth above.

                  (b)      EBITDA.  The definition of "EBITDA" in  Section 1.1  of the Credit  Agreement is amended
                           ------
         and restated in its entirety to read as follows:

                  "EBITDA" means,  for any period,  with respect to the Credit Parties and their  Subsidiaries on a
                   ------
         consolidated basis, an amount equal to:

                           (a)      Net Income for such period  (excluding the effect of any extraordinary or other non-recurring  gains  (including any gain from the sale of property not in the ordinary course of business)), except as permitted below) plus

                           (b)      an amount  which in the  determination  of Net Income for such  period has been deducted for

                                    (i)     interest expense for such period (whether cash or non-cash),

                                    (ii)    total Federal,  state,  foreign or other income or franchise  taxes for such period,

                                    (iii)   Restructuring Charges (whether cash or non-cash),

                                    (iv)    Non-Cash Charges, and

                                    (v)     non-cash  charges  related to the  write-off  of  inventory  during the fourth fiscal quarter of 2001 in an amount not to exceed $3,200,000, minus

                           (c)      Cash  Restructuring  Expenditures in excess of  $25,000,000,  in the aggregate, incurred subsequent to December 18, 2001, minus

                           (d)      reserve  reversals  taken in connection  with  Restructuring  Charges for prior periods to the extent such  Restructuring  Charges  were  previously  added back to Net Income in the calculation of EBITDA, plus

                           (e)      all  costs  associated  with  (i) the   financial  advisor  hired  pursuant  to
                  Section 3.9 of the Second Amendment to Credit  Agreement,  dated  December 18,  2001 and (ii) the advisor  hired by the Credit  Parties in  December  2001 to review the Credit  Parties'  European operations.

                  (c)      Interest  Payment  Date.  The  definition  of  "Interest  Payment  Date"  set  forth  in
                           -----------------------
         Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Interest  Payment Date" means (a) as to Base Rate Loans,  the last day of each calendar
                            ----------------------
                  quarter and the  Revolving  Loan  Maturity  Date,  the  Tranche B  Term Loan Maturity Date or the
                  Tranche C Term Loan Maturity  Date, as applicable,  and (b) as to  Eurocurrency  Loans,  the last day of each  applicable  Interest Period and the Revolving Loan Maturity Date, the Tranche B Term
                  Loan Maturity Date or the Tranche C  Term Loan  Maturity  Date, as  applicable,  and in addition, where the applicable  Interest Period for a Eurocurrency Loan is greater than three months,  then also the date three  months  from the  beginning  of the  Interest  Period and each three  months thereafter.

                  (d)      Interest  Period.  Clause (b) of the  definition of Interest  Period in  Section 1.1  of
                           ----------------
         the Credit Agreement is amended and restated in its entirety to read as follows:

                           (b)      no Interest  Period shall extend beyond the Revolving  Loan Maturity  Date, the
                  Tranche B Term Loan Maturity Date or the Tranche C Term Loan Maturity Date, as applicable.

                  (e)      Lender.  The  definition of "Lender" set forth in  Section 1.1  of the Credit  Agreement
                           ------
         is amended and restated in its entirety to read as follows:

                           "Lender"  means any of the  Persons  identified  as a "Lender"  on the  signature  pages
                            ------                                                ------
                  hereto,  the Issuing Lender,  the Swing Line Lender,  each Foreign Currency Lender, any Tranche C
                  Term Loan  Lender and any Person  which may become a Lender by way of  assignment  in  accordance with the terms hereof, together with their successors and permitted assigns.

                  (f)      Loan or Loans.  The  definition  of "Loan" or "Loans"  set forth in  Section 1.1  of the
                           -------------
         Credit Agreement is amended and restated in its entirety to read as follows:

                           "Loan"  or  "Loans"  means the  Revolving  Loans,  the Swing  Line  Loans,  the  Foreign
                            ----        -----
                  Currency Loans,  the Tranche A Term Loans,  the Tranche B Term Loans and the Tranche C Term Loans
                  (or a portion of any Revolving Loans,  Swing Line Loans,  Foreign Currency Loans,  Tranche A Term
                  Loans,  Tranche B  Term  Loans  or  Tranche C  Term  Loans),  individually  or  collectively,  as appropriate.

                  (g)      Non-Cash  Charges.  The  definition of "Non-Cash  Charges" set forth in  Section 1.1  of
                           -----------------
         the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Non-Cash  Charges" means, for any period,  with respect to the Credit Parties and their
                            -----------------
                  Subsidiaries  on  a  consolidated   basis,  all  depreciation  and  amortization   charges,   all
                  extraordinary  non-cash  losses  from the sale of  property  (except  to the extent  included  in
                  Restructuring Charges) and all non-cash charges related to the write-off of goodwill.

                  (h)      Notes.  The definition of "Note" or "Notes" in  Section 1.1  of the Credit  Agreement is
                           -----                      ----      -----
         amended and restated in its entirety to read as follows:

                           "Note" or "Notes"  means the Revolving  Loan Note,  the Term Notes,  the Tranche C  Term
                            ----      -----
                  Notes,  the Swingline Notes and the Foreign  Currency Notes,  individually  or  collectively,  as appropriate.

                  (i)      Permitted  Acquisition.  Clause (i) of the  definition of  "Permitted  Acquisition"  set
                           ----------------------
         forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           (i)      the aggregate consideration  (including cash and non-cash consideration and any assumption of Indebtedness,  but excluding  consideration  consisting of any Capital Stock of the
                  Parent  issued  to the  seller in such  Acquisition  (or cash  funded  with the  proceeds  of the issuance of such Capital Stock)) paid by the Credit Parties for all such  Acquisitions  occurring after the Closing Date shall not exceed  (i) $10,000,000  during any fiscal year and, (ii) in the aggregate,  during the term of this  Credit  Agreement,  $30,000,000;  provided,  that unless the
                                                                                         --------
                  Leverage  Ratio  requirement  set forth in Section  7.11(a) (as set forth in the table in Section
                  7.11(a)  or as  adjusted  by the  Borrower  pursuant  to the  terms of  Section  7.11(a)),  as of
                  December 31 of the  immediately  preceding year, is less than 4.50 to 1.0 (and the Leverage Ratio is less  than  4.50 to 1.0 as of such  December 31,  as set  forth  in the  Officer's  Compliance
                  Certificate  delivered  pursuant to  Section 7.1(d)),  then the aggregate  consideration  paid in connection with all Acquisitions  made subsequent to December 18,  2001 may not exceed $2,500,000 other than Acquisitions  consummated  solely by issuing Capital Stock of the Parent to the seller
                  (or cash funded with the proceeds of the issuance of such Capital Stock).

                  (j)      Permitted  Investments.  The  definition of Permitted  Investments in Section 1.1 of the
                           ----------------------
         Credit Agreement is amended and restated in its entirety as follows:

                           "Permitted  Investments"  means Investments which are (a) cash or Cash Equivalents,  (b)
                            ----------------------
                  accounts receivable  created,  acquired or made in the ordinary course of business and payable or dischargeable  in  accordance  with  customary  trade terms,  (c) inventory,  raw  materials  and general  intangibles  (to the extent  such  general  intangibles  are not a Capital  Expenditure)
                  acquired in the  ordinary  course of  business,  (d) Investments  by a Domestic  Credit  Party in another  Domestic  Credit Party,  by a Foreign Credit Party in another Foreign Credit Party, by a
                  Foreign  Subsidiary  (other than a Foreign  Credit  Party) in another  Foreign  Subsidiary,  by a
                  Foreign  Subsidiary  in a  Domestic  Credit  Party,  and by a Foreign  Credit  Party in a Foreign
                  Subsidiary  that is not a Foreign  Credit Party in an amount not to exceed,  in the  aggregate at any one time  outstanding,  $10,000,000,  (e) loans  and  advances  to  directors,  officers  and employees in the ordinary  course of business for  reasonable  business  expenses,  not to exceed
                  $1,000,000 to any one Person or $3,000,000,  in the aggregate,  at any one time outstanding,  (f)
                  the  Investments  set forth on  Schedule  8.6,  (g) as  long as no  Default  or Event of  Default
                                                  -------------
                  exists,  Foreign  Investments  in an aggregate  amount not to exceed  $25,000,000 at any one time
                  outstanding  during the term of this Credit  Agreement;  provided,  however,   to the extent such
                  Foreign  Investments  are made with  proceeds of an Equity  Issuance to a Permitted  Holder,  the amount of such proceeds shall be excluded in determining  compliance  with this  clause (g),  (h)
                  Investments  in  Permitted  Acquisitions,  to the extent it does not  violate  Section 8.6  as it relates to  clause (g)  of this  definition,  (i) Investments  made as a result of the receipt of
                  non-cash   consideration   from  an  Asset  Disposition   permitted  by  this  Credit  Agreement,
                  (j) Investments  in Capital  Expenditures  to the extent  permitted by Section  8.14,  (k) stock, obligations  or securities  received in  settlement  of debts  created in the ordinary  course of business and owing to the Borrower or any of its  Subsidiaries  or in  satisfaction  of judgments and  (l) Investments,  other than  Investments  in  Formametal  S.A.  (Argentina),  not otherwise permitted by the other clauses of this  definition  not to exceed  $2,500,000,  in the aggregate, at any one time  outstanding;  provided that if the Leverage  Ratio set forth in  Section 7.11(a)
                  (as set  forth in  Section 7.11(a)  or as  adjusted  by the  Borrower  pursuant  to the  terms of
                  Section 7.11(a))  as of December 31 of the  immediately  preceding year, is less than 4.50 to 1.0
                  (and the  Leverage  Ratio is less  than 4.50 to 1.0 as of such  December 31,  as set forth in the
                  Officer's Compliance  Certificate  delivered pursuant to Section 7.1(d)),  (i) the limit pursuant to this clause (l) shall be increased to $10,000,000  and (ii)  Investments  may be made pursuant to this clause (l) in Formametal S.A. (Argentina).

                  (k)      Revolving  Loan Maturity  Date.  The  definition of "Revolving  Loan Maturity  Date" set
                           ------------------------------
         forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Revolving Loan Maturity Date" means January 4, 2006.
                            ----------------------------

                  (l)      Tranche A Term Loan  Maturity  Date.  The  definition  of "Tranche A Term Loan  Maturity
                           -----------------------------------
         Date" set forth in Section 1.1 of the Credit  Agreement  is amended and  restated in its  entirety to read as follows:

                           "Tranche A Term Loan Maturity Date" means January 4, 2006.
                            ---------------------------------

                  (m)      Tranche B Term Loan  Maturity  Date.  The  definition  of "Tranche B Term Loan  Maturity
                           -----------------------------------
         Date" set forth in Section 1.1 of the Credit  Agreement  is amended and  restated in its  entirety to read as follows:

                           "Tranche B Term Loan Maturity Date" means January 4, 2006.
                            ---------------------------------

         SECTION 1.2           New  Definitions.  The following new  definitions  are added to  Section 1.1  of the
                               ----------------
Credit Agreement in the appropriate alphabetical order:

                  "Funds" means  Berkshire Fund V, Limited  Partnership  and Berkshire Fund V  Co-Investment  Fund,
                   -----
         Limited Partnership.

                  "Second Funding Date" has the meaning set forth in Section 2.6A(a).
                   -------------------

                  "Term Loans" means the Tranche A Term Loans and the Tranche B Term Loans.
                   ----------

                  "Tranche C Term Loan  Lenders"  means the Lenders who made the Tranche C  Term Loans  pursuant to
                   ----------------------------
         Section 2.6A and any permitted successors and assigns.

                  "Tranche C Term Loans Committed Amount" means TWENTY FIVE MILLION DOLLARS ($25,000,000).
                   -------------------------------------

                  "Tranche C Term Loans Purchase  Agreement"  means that certain  Purchase  Agreement,  dated as of
                   ----------------------------------------
         December 18, 2001, between the Funds and the Tranche C Term Loan Lenders.

                  "Tranche C  Term  Loans"  means  the  Tranche C  Term  Loans  made to the  Borrower  pursuant  to
                   ----------------------
         Section 2.6A.
                  "Tranche C Term Loans  Obligations"  means,  without  duplication,  all of the obligations of the
                   ---------------------------------
         Credit Parties to the Tranche C Term Loan Lenders (in their  capacity as such),  whenever  arising,  under this Credit Agreement and the other Credit Documents.

                  "Tranche C Term Loans Maturity Date" means January 4, 2006.
                   ----------------------------------

                  "Tranche C  Term Note" or "Tranche C Term Notes"  means the  promissory  notes of the Borrower in
                   --------------------      --------------------
         favor of each of the Tranche C Term Loan Lenders  evidencing the Tranche C  Term Loans  provided  pursuant to Section 2.6A,  individually or collectively,  as appropriate,  as such promissory notes may be amended, modified,  supplemented,  extended,  renewed or replaced from time to time and as evidenced in the form of
         Exhibit 2.6A(c).
         ---------------

         SECTION 1.3           Deleted  Definition.  The definition of "Cash  Restructuring  Proceeds" set forth in
                               -------------------
Section 1.1 of the Credit Agreement is deleted.

         SECTION 1.4       Notice  of  Revolving  Loan  Borrowings.   A  new  sentence  is  added  to  the  end  of
                           ---------------------------------------
Section 2.1(b) of the Credit Agreement to read as follows:

         In  addition  to the  other  requirements  set  forth  in this  Section 2.1(b),  the  Borrower  agrees  to simultaneously  notify the  Administrative  Agent,  if as a result of its Notice of Borrowing,  the sum of the  aggregate  amount of  Revolving  Loans  outstanding  plus the  aggregate  amount  of LOC  Obligations outstanding  plus the  aggregate  amount of Swing  Line Loans  outstanding  plus the  aggregate  amount of
         Foreign  Currency Loans  outstanding  exceeds an amount equal to the Revolving  Committed Amount less Five
         Million Dollars ($5,000,000).

         SECTION 1.5           Tranche C Term Loans. A new  Section 2.6A  is added to the Credit  Agreement to read
                               --------------------
as follows:

                  2.6A     Tranche C Term Loans.
                           --------------------

                  (a)      Tranche C  Term  Loans.  Subject  to the terms and  conditions  set forth  herein,  each
                           ----------------------
         Tranche C  Term  Loan  Lender  severally  agrees,  (i) on  December 18,  2001,  to make a term loan to the
         Borrower,  in Dollars,  in an aggregate amount equal to Twenty Million Dollars  ($20,000,000)  and (ii) on the date that the sum of the aggregate  amount of Revolving Loans  outstanding  plus the aggregate  amount of LOC  Obligations  outstanding  plus the  aggregate  amount of Swing  Line  Loans  outstanding  plus the aggregate  amount  of  Foreign  Currency  Loans  outstanding  exceeds  an  amount  equal to the  Revolving
         Committed Amount less Five Million Dollars  ($5,000,000),  (the "Second Funding Date") each Tranche C Term
                                                                          -------------------
         Loan Lender  severally  agrees to make a term loan to the  Borrower,  in Dollars,  in an aggregate  amount equal to Five Million Dollars ($5,000,000)  (collectively,  the "Tranche C Term Loans"); provided that (A)
                                                                          --------------------
         the aggregate  amount of Tranche C Term Loans shall not exceed the Tranche C  Term Loan Committed  Amount,
         (B) each  Lender's  pro rata share of the  Tranche C Term Loans shall not exceed its pro rata share of the
         Tranche C Term Loan  Committed  Amount  and (C) no  Tranche C  Term  Loans  shall be made  (x) during  the existence and  continuance  of an Event of Default  pursuant to Section  9.1(e) or (y) if the Lenders have exercised remedies pursuant to Section 9.2 .  Once repaid, Tranche C Term Loans cannot be reborrowed.

                  (b)      Funding of Tranche C Term Loans.  On  December 18,  2001 and on the Second Funding Date,
                           -------------------------------
         each  applicable  Tranche C Term Loan Lender will make its pro rata share of the Tranche C Term Loans made on such date available to the  Administrative  Agent by deposit,  in Dollars and in immediately  available funds, at the offices of the  Administrative  Agent at its principal  office in Charlotte,  North Carolina or at such  other  address  as the  Administrative  Agent may  designate  in  writing.  The  amount of the
         Tranche C Term Loans made on such date will then be made  available to the Borrower by the  Administrative
         Agent by crediting  the account of the Borrower on the books of such office of the  Administrative  Agent, to the extent the amount of such  Tranche C  Term Loans are made  available to the  Administrative  Agent.
         All  Tranche C  Term Loans made on  December 18,  2001 or on the  Second  Funding  Date shall be Base Rate
         Loans.  Thereafter,  all or any portion of such Tranche C  Term Loans may be converted  into  Eurocurrency
         Loans in accordance  with the terms of Section 2.7  and the  definition of "Interest  Period" set forth in
         Section 1.1.  No  Lender  shall  be  responsible  for the  failure  or delay by any  other  Lender  in its obligation to make a Tranche C Term Loan hereunder;  provided,  however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder.

                  (c)      Tranche C  Term  Notes.  The  portion  of the  Tranche C  Term Loan made by each  Lender
                           ----------------------
         shall be  evidenced  by a duly  executed  promissory  note of the  Borrower  to such Lender in an original principal  amount equal to such Lender's pro rata share of the Tranche C  Term Loan  Committed  Amount and substantially in the form of Exhibit 2.6A(c).
                                      ---------------

                  (d)      Pro Rata  Treatment.  Each payment or  prepayment  of any  Tranche C  Term Loan and each
                           -------------------
         continuation  or conversion of any  Tranche C  Term Loan shall be allocated  among the Tranche C Term Loan
         Lenders pro rata in accordance with the respective  principal  amounts of the  outstanding  Tranche C Term
         Loans of such Tranche C Term Loan Lenders.

                  (e)      Payments  Under  Tranche C Term Loans Purchase  Agreement.  Notwithstanding  anything in
                           ---------------------------------------------------------
         the Credit  Documents to the  contrary,  all  payments  made by or on behalf of the Funds to the Tranche C
         Term Loan Lenders  pursuant to the Tranche C Term Loans Purchase  Agreement  shall be for the sole account of the Tranche C Term Loan Lenders.

                  (f)      Amendments or Waivers to Tranche C  Term Loan  Provisions.  Notwithstanding  anything in
                           ---------------------------------------------------------
         the Credit  Documents to the contrary  (i) no  amendment,  change,  waiver,  discharge or  termination  of
         (A) any provision of Section 2.6A,  (B) any of the definitions of "Tranche C Term Loans Committed Amount",
         "Tranche C Term Loans Guaranty",  "Tranche C Term Loan Lenders",  "Tranche C Term Loans",  "Tranche C Term
         Loans  Obligations",  "Tranche C  Term Loans  Maturity  Date",  "Tranche C  Term Note" or "Tranche C  Term
         Notes" or (C) clause (c) of the  definition  of  Applicable  Percentage  shall be  effective  without  the consent of the  Tranche C  Term Loan  Lenders,  (ii) if it would have an adverse  effect on the  Tranche C
         Term Loan Lenders,  no amendment,  change,  waiver,  discharge or termination of the definitions of "Loan"
         or "Loans",  "Lenders" or "Note" or "Notes"  shall be effective  without the consent of all of the Tranche
         C Term Loan Lenders and  (iii) the  Tranche C  Term Loan Lenders shall have no right to vote on any matter set forth in  Section 11.6(a)(v)  unless (A)  Collateral is being  released only with respect to Tranche C
         Term Loans  Obligations  and not pro rata among all Credit Party  Obligations  or (B) all  Lenders,  other than Tranche C Term Loan Lenders, have been paid in full and the Commitments have been terminated.

                  (g)      Asset  Dispositions.  Subsequent  to the date  that all  Loans  have  been  paid in full
                           -------------------
         (other  than  Tranche  C Term  Loans)  and the  Commitments  have  been  terminated,  100% of the Net Cash
         Proceeds  from any  Asset  Disposition  received  by a Credit  Party or any of its  Subsidiaries  shall be immediately  forwarded  to the Tranche C Term Loan  Lenders as a  prepayment  of the Tranche C Term Loans.
         Such  prepayments  shall be  applied  first to Base Rate  Loans and then to  Eurocurrency  Loans in direct order of Interest Period maturities and all such prepayments shall be subject to Section 3.14.

         SECTION 1.6       Amortization  of  Tranche A  Term  Loans.  Section 2.3(c)  of the  Credit  Agreement  is
                           ----------------------------------------
amended and restated in its entirety to read as follows:

                  (c)      Amortization.  The principal amount of the Tranche A Term Loans shall be repaid in
                           ------------
         quarterly payments on the dates set forth below:

                 --------------------------------------------- -------------------------------------------
                            Principal Amortization                        Tranche A Term Loan
                                Payment Dates                        Principal Amortization Payment
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   12/31/00                                    $1,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   3/31/01                                     $1,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   6/30/01                                     $1,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   9/30/01                                     $1,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   12/31/01                                    $2,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   3/31/02                                     $2,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   6/30/02                                     $2,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   9/30/02                                     $2,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   12/31/02                                    $2,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   3/31/03                                     $2,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   6/30/03                                     $2,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   9/30/03                                     $2,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   12/31/03                                    $3,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   3/31/04                                     $3,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   6/30/04                                     $3,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   9/30/04                                     $3,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   12/31/04                                    $4,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   3/31/05                                     $4,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   6/30/05                                     $4,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   9/30/05                                     $4,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                                   12/31/05                                    $8,000,000
                 --------------------------------------------- -------------------------------------------
                 --------------------------------------------- -------------------------------------------
                      Tranche A Term Loan Maturity Date                       $24,000,000
                 --------------------------------------------- -------------------------------------------

         SECTION 1.7           Amortization  of Tranche B  Term Loans.  Section 2.4(c)  of the Credit  Agreement is
                               --------------------------------------
amended and restated in its entirety to read as follows:

                  (c)      Amortization.  The principal amount of the Tranche B Term Loans shall be repaid in
                           ------------
         quarterly payments on the dates set forth below:

                 ------------------------------------------------ ----------------------------------------
                             Principal Amortization                         Tranche B Term Loan
                                  Payment Dates                            Amortization Payment
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                    12/31/00                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     3/31/01                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     6/30/01                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     9/30/01                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                    12/31/01                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     3/31/02                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     6/30/02                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     9/30/02                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                    12/31/02                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     3/31/03                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     6/30/03                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     9/30/03                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                    12/31/03                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     3/31/04                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     6/30/04                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     9/30/04                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                    12/31/04                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     3/31/05                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     6/30/05                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                     9/30/05                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                                    12/31/05                                     $250,000
                 ------------------------------------------------ ----------------------------------------
                 ------------------------------------------------ ----------------------------------------
                        Tranche B Term Loan Maturity Date                      $174,750,000
                 ------------------------------------------------ ----------------------------------------

         SECTION 1.8           Continuations  and  Conversions.  Clause (A) in Section 2.7 of the Credit  Agreement
                               -------------------------------
is amended and restated in its entirety to read as follows:

                  (A) whether  the Loans to be continued or converted are Revolving  Loans,  Tranche A  Term Loans,
         Tranche B Term Loans or Tranche C Term Loans,

         SECTION 1.9           Minimum  Amounts.  Clause (b) in Section 2.8 of the Credit  Agreement is amended and
                               ----------------
restated in its entirety to read as follows:

                  (b) each Base Rate Loan shall be in a minimum  amount of the lesser of $500,000  (or with respect to a Foreign Currency Loan, the U.S. Dollar  Equivalent of the applicable  Foreign Currency) (and integral multiples of $500,000 (or with respect to a Foreign  Currency  Loan,  the U.S.  Dollar  Equivalent  of the
         applicable  Foreign  Currency) in excess  thereof) or the remaining  amount  available under the Revolving
         Committed Amount,  the Tranche A Term Loan Committed  Amount,  the Tranche B Term Loan Committed Amount or
         the Tranche C Term Loan Committed Amount, as applicable.

         SECTION 1.10          Tranche C  Term Loans  Maturity  Date. A new  clause (d) is added to  Section 3.5 of
                               -------------------------------------
the Credit Agreement to read as follows:

                  (d)      On the Tranche C Term Loans Maturity Date, the entire  outstanding  principal balance of all  Tranche C  Term  Loans,  together  with  accrued  but unpaid  interest  and all other sums owing with respect thereto, shall be due and payable in full, unless accelerated sooner pursuant to Section 9.

         SECTION 1.11          Voluntary  Prepayments.  A new  sentence  is added at the end of  Section  3.3(a) of
                               ----------------------
the Credit Agreement to read as follows:

         Notwithstanding  anything in this Section 3.3(a) to the contrary,  Tranche C Term Loans may not be prepaid
         hereunder  unless  all  Credit  Party   Obligations   (other  than  Tranche  C  Term  Loans  and  inchoate
         indemnification  obligations that survive the termination of the  Commitments)  have been paid in full and the Commitments terminated.

         SECTION 1.12          Financial  Information.  A new  sentence  is added at the end of  Section  7.1(d) to
                               ----------------------
read as follows:

         Within  five (5)  Business  Days after the  delivery  of the  officer's  certificate  required  under this
         Section 7.1(d),  the Borrower  agrees to participate in a conference  call with the Lenders to discuss its most recent  quarterly  and/or  annual  financial  statements  and to answer any  questions  with  respect thereto.

         SECTION 1.13          Financial  Covenants.  Section 7.11 of the Credit  Agreement is amended and restated
                               --------------------
in its entirety to read as follows:

                  7.11     Financial Covenants.
                           -------------------

                  (a)      Leverage  Ratio.  The  Leverage  Ratio,  as of the end of  each  fiscal  quarter  of the
                           ---------------
         Borrower during the periods set forth below, shall be less than or equal to:

          ---------------------------------------------------------------------------------------- ---------------
          Period                                                                                       Ratio
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending December 31, 2001                                           7.85 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending March 31, 2002                                              8.40 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending June 30, 2002                                               9.25 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending September 29, 2002                                          10.00 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending December 31, 2002                                           7.30 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending March 28, 2003                                              7.05 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending June 29, 2003                                               6.60 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending September 28, 2003                                          6.20 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending December 31, 2003                                           5.85 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending April 4, 2004                                               5.80 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending July 4, 2004                                                5.60 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending October 3, 2004                                             5.30 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarters ending December 31, 2004, April 3, 2005, July 3, 2005 and         5.00 to 1.0
          October 2, 2005
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending December 31, 2005                                           4.70 to 1.0
          ---------------------------------------------------------------------------------------- ---------------

         The  Borrower  shall have the right  during the first  fiscal  quarter of each fiscal  year,  upon written notice to the  Administrative  Agent, to permanently lower (i.e. make the Leverage Ratio more restrictive)
         the Leverage Ratio requirement  (i) for the period ending December 31 of the immediately  preceding fiscal year (the "Fiscal  Year-End  Period") and (ii) for any period  subsequent to the Fiscal  Year-End  Period;
                    ------------------------
         provided,  if the  Leverage  Ratio  requirement  is  permanently  lowered  for any period set forth  above
         --------
         pursuant to the foregoing  clauses (i) or (ii), the Leverage Ratio  requirement for any subsequent  period shall be no less  restrictive.  Upon such  written  notice,  the  Administrative  Agent  shall  notify the
         Lenders of such change(s) in the Leverage Ratio  requirements,  and this Credit  Agreement shall be deemed amended in accordance with such notice.

                  (b)      Interest  Coverage  Ratio.  The Interest  Coverage  Ratio,  as of the end of each fiscal
                           -------------------------
         quarter of the Borrower during the periods set forth below, shall be greater than or equal to:

          ---------------------------------------------------------------------------------------------- --------------
          Period                                                                                             Ratio
          ---------------------------------------------------------------------------------------------- --------------
          For the fiscal quarters ending December 31, 2001, March 31, 2002 and June 30, 2002              1.20 to 1.0
          ---------------------------------------------------------------------------------------------- --------------
          For the fiscal quarter ending September 29, 2002                                                1.10 to 1.0
          ---------------------------------------------------------------------------------------------- --------------
          ---------------------------------------------------------------------------------------------- --------------
          For the fiscal quarter ending December 31, 2002                                                 1.50 to 1.0
          ---------------------------------------------------------------------------------------------- --------------
          ---------------------------------------------------------------------------------------------- --------------
          For the fiscal quarter ending March 30, 2003                                                    1.55 to 1.0
          ---------------------------------------------------------------------------------------------- --------------
          ---------------------------------------------------------------------------------------------- --------------
          For the fiscal quarter ending June 29, 2003                                                     1.65 to 1.0
          ---------------------------------------------------------------------------------------------- --------------
          ---------------------------------------------------------------------------------------------- --------------
          For the fiscal quarter ending September 28, 2003                                                1.75 to 1.0
          ---------------------------------------------------------------------------------------------- --------------
          ---------------------------------------------------------------------------------------------- --------------
          For the fiscal quarter ending December 31, 2003                                                 1.80 to 1.0
          ---------------------------------------------------------------------------------------------- --------------
          ---------------------------------------------------------------------------------------------- --------------
          For the fiscal quarter ending April 4, 2004                                                     1.85 to 1.0
          ---------------------------------------------------------------------------------------------- --------------
          ---------------------------------------------------------------------------------------------- --------------
          For the fiscal quarter ending July 4, 2004                                                      1.95 to 1.0
          ---------------------------------------------------------------------------------------------- --------------
          ---------------------------------------------------------------------------------------------- --------------
          For the fiscal quarter ending October 3, 2004                                                   2.00 to 1.0
          ---------------------------------------------------------------------------------------------- --------------
          ---------------------------------------------------------------------------------------------- --------------
          For the fiscal quarter ending December 31, 2004                                                 2.05 to 1.0
          ---------------------------------------------------------------------------------------------- --------------
          ---------------------------------------------------------------------------------------------- --------------
          For each fiscal quarter ending in 2005                                                          2.10 to 1.0
          ---------------------------------------------------------------------------------------------- --------------

                  (c)      Fixed Charge  Coverage  Ratio.  The Fixed Charge  Coverage  Ratio, as of the end of each
                           -----------------------------
         fiscal quarter of the Borrower during the periods set forth below, shall be greater than or equal to:

          ---------------------------------------------------------------------------------------- ---------------
          Period                                                                                       Ratio
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending December 31, 2001                                            .75 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending March 31, 2002                                               .65 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending June 30, 2002                                                .55 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending September 29, 2002                                           .40 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending December 31, 2002                                            .70 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending March 30, 2003                                               .80 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending June 29, 2003                                                .85 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarters ending September 28, 2003 and December 31, 2003                    .95 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending April 4, 2004 and for each fiscal quarter thereafter        1.05 to 1.0
          ---------------------------------------------------------------------------------------- ---------------

                  (d)      Minimum EBITDA.  EBITDA,  as of the end of each fiscal quarter of the Borrower,  for the
                           --------------
         twelve month  period  ending on such date,  during the periods set forth  below,  shall be greater than or equal to:

          -------------------------------------------------------------------------------------- -----------------
          Period                                                                                      Amount
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2001                                           $  72,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending March 31, 2002                                              $  65,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending June 30, 2002                                               $  63,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending September 29, 2002                                          $  58,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2002                                           $  78,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending March 30, 2003                                              $  82,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending June 29, 2003                                               $  87,500,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarters ending September 28, 2003                                         $  92,500,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarters ending December 31, 2003 and April 4, 2004                        $  94,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending July 4, 2004                                                $  97,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending October 3, 2004                                             $  99,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2004                                           $ 103,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For each fiscal quarter ending in 2005 and thereafter                                     $ 105,000,000
          -------------------------------------------------------------------------------------- -----------------

         SECTION 1.14          Indebtedness.  Section 8.1  of the Credit  Agreement  is amended and restated in its
                               ------------
entirety to read as follows:

                  8.1      Indebtedness.
                           ------------

                  No Credit Party will, nor will it permit any of its  Subsidiaries to,  contract,  create,  incur, assume or permit to exist any Indebtedness, except:

                           (a)      Indebtedness   arising  under  this  Credit  Agreement  and  the  other  Credit
                  Documents;

                           (b)      Indebtedness  existing  as of the Closing  Date and set forth on  Schedule  8.1
                                                                                                      -------------
                  (and renewals,  refinancings,  replacements  or extensions  thereof on terms and conditions  when taken as a whole are no more  restrictive to such Credit Party and its  Subsidiaries  and are not less favorable to the Lenders than such existing  Indebtedness  and in a principal  amount not in excess  of  that  outstanding  as of the  date  of  such  renewal,  refinancing,  replacement  or extension);

                           (c)      Indebtedness  in respect of current  accounts  payable,  accrued  expenses  and deferred  income taxes incurred in the ordinary course of business  including,  to the extent not current,  accounts  payable,  accrued expenses and deferred income taxes that are subject to bona fide dispute;

                           (d)      Indebtedness  owing from (i) a Domestic Credit Party to another Domestic Credit
                  Party,  (ii) a Foreign Credit Party to another Foreign Credit Party,  (iii) a Foreign  Subsidiary
                  (that is not a  Foreign  Credit  Party)  to  another  Foreign  Subsidiary  (that is not a Foreign
                  Credit  Party),  (iv) from a Foreign  Subsidiary  that is not a Foreign Credit Party to a Foreign
                  Credit  Party in an amount not to exceed,  in the  aggregate  at any one time,  $10,000,000,  and
                  (v) a Foreign Subsidiary to a Domestic Credit Party if it constitutes a Permitted Investment;

                           (e)      purchase money  Indebtedness  (including  Capital Leases and Synthetic  Leases)
                  incurred by the  Borrower or any of its  Subsidiaries  to finance  the  purchase of fixed  assets within 90 days of the  purchase  of such fixed  assets;  provided  that (i) the total of all such
                                                                           --------
                  Indebtedness  for all such Persons  taken  together  shall not exceed (A) an aggregate  principal amount  of  $10,000,000  at any  one  time  outstanding;  provided,  that if the  Leverage  Ratio
                                                                            --------
                  requirement  set forth in  Section 7.11(a)  (as set forth in the table in  Section  7.11(a) or as adjusted by the Borrower  pursuant to the terms of  Section 7.11(a)),  as of  December 31  of the immediately  preceding  year,  is less than 4.50 to 1.0 (and the Leverage  Ratio is less than 4.5 to 1.0, as of such December 31,  as set forth in the Officer's Compliance  Certificate  delivered pursuant  to  Section 7.1(d)),  then the limit shall be  increased  to  $20,000,000  and (B) when added  together with the  Indebtedness  permitted by Sections  8.1(i) and 8.1(n),  $40,000,000 in the  aggregate,  at any one time  outstanding;  (ii) such  Indebtedness  when incurred  shall not exceed the purchase  price of the  asset(s)  financed  (including  transaction  and  installation costs  relating  to the  purchase);  and (iii) no such  Indebtedness  shall be  refinanced  for a principal  amount in excess of the  principal  balance  outstanding  thereon  at the time of such refinancing;

                           (f)      obligations under Hedging  Agreements  entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

                           (g)      Indebtedness arising from judgments that do not cause an Event of Default;

                           (h)      the Subordinated Debt (and renewals,  refinancings,  replacements or extensions thereof on terms and  conditions  that,  when taken as a whole,  are no more  restrictive to such
                  Credit Party and its  Subsidiaries  and are not less  favorable to the Lenders than such existing
                  Indebtedness  and in a principal  amount not in excess of that outstanding as of the date of such renewal, refinancing, replacement or extension);

                           (i)      Indebtedness assumed in connection with a Permitted Acquisition;  provided that
                  (i) such  Indebtedness was not incurred in anticipation  thereof and (ii) such  Indebtedness,  in the aggregate,  does not exceed  (A) $25,000,000  at any one time  outstanding and (B) when added together with the  Indebtedness  permitted by  Sections 8.1(e)  and 8.1(n),  $40,000,000,  in the
                  aggregate, at any one time outstanding;

                           (j)      Indebtedness  arising from agreements of the Borrower or a Subsidiary providing for  indemnification,  adjustment of purchase price, or other similar  obligations  (exclusive of any Guaranty  Obligation of  Indebtedness  of the purchaser in such  transaction),  in each case, incurred or assumed in connection  with the  disposition of any business,  assets or a Subsidiary of the Borrower;  provided the maximum  assumable  liability in respect of all such  Indebtedness shall  at no  time  exceed  the  gross  proceeds  actually  received  by  the  Borrower  and  its
                  Subsidiaries in connection with such disposition;

                           (k)      obligations  in  respect  of  performance   and  surety  bonds  and  completion
                  guarantees provided in the ordinary course of business;

                           (l)      Indebtedness of Foreign  Subsidiaries (not incurred under this Agreement) in an amount not to exceed (i)  $27,500,000;  provided that (A) if the Leverage Ratio  requirement  set forth in Section  7.11(a)  (as set forth in the table in Section  7.11(a) or as  adjusted  by the
                  Borrower  pursuant  to the  terms of  Section  7.11(a)),  as of  December  31 of the  immediately preceding  year,  is less than 4.50 to 1.0 (and the  Leverage  Ratio is less than 4.50 to 1.0, as of such December 31,  as set forth in the Officer's Compliance  Certificate delivered pursuant to
                  Section 7.1(d)),  then the limit shall be increased to  $30,000,000  and (ii) when added together with Foreign Currency Loans shall not exceed, in the aggregate, $75,000,000 at any one time;

                           (m)      Indebtedness  owing to an officer or employee  of a Credit  Party (or the heirs of such Persons) whose  employment  has terminated or who has died or retired or become  disabled in connection  with the  repurchase or redemption of shares,  or options to purchase  shares,  of such Credit Party;  provided that (i) such Indebtedness must be fully  subordinated to the Credit
                  Party  Obligations on terms  acceptable to the  Administrative  Agent and (ii) no payments may be made to a holder of such Indebtedness unless permitted by Section 8.7(b)(ii); and

                           (n)      other unsecured  Indebtedness not to exceed (i) $10,000,000 in the aggregate at any one  time  outstanding;  provided,  that if the  Leverage  Ratio  requirement  set  forth  in
                                               --------
                  Section 7.11(a)  (as set forth in the table in Section  7.11(a) or as  adjusted  by the  Borrower pursuant to the terms of Section 7.11(a)),  as of December 31 of the immediately  preceding year, is  less  than  4.50  to 1.0  (and  the  Leverage  Ratio  is less  than  4.5 to  1.0,  as of such
                  December 31,  as  set  forth  in the  Officer's  Compliance  Certificate  delivered  pursuant  to
                  Section 7.1(d)),  then the limit shall be increased to $15,000,000  and (ii) when  added together with the Indebtedness  permitted by Sections 8.1(e)  and 8.1(i),  $40,000,000,  in the aggregate, at any one time outstanding.

         SECTION 1.15          Sale of Assets.  Section  8.5(i) of the Credit  Agreement is amended and restated in
                               --------------
its entirety to read as follows:

                   (i) other sales of assets,  in addition to those permitted above in this  Section 8.5;  provided that  (i) the  transfer  is for Fair Market  Value,  (ii) no  Default or Event of Default  exists either  prior  to or  after  giving  effect  thereto,  (iii) at  least  75% of the  consideration received for such  transfer is in cash,  (iv) an  amount  equal to the Net Cash  Proceeds of such transfer are within 270 days of such transfer (A)  reinvested  in Eligible  Assets or (B) applied as a mandatory prepayment in accordance with  Section 3.3(b)(ii)  or Section 2.6A(g) and (v) such transfers do not exceed (A)  $10,000,000  during any one fiscal year or (B)  $40,000,000,  in the aggregate,  during the term of this  Credit  Agreement;  provided  that the sale of the  Southall
                  U.K.  facility in an amount up to 8.2 million  pounds  sterling shall be excluded for purposes of calculating compliance with subclause (A) of this clause (v).

         SECTION 1.16          Capital   Expenditures.   Section 8.14  of  the  Credit  Agreement  is  amended  and
                               ----------------------
restated in its entirety to read as follows:

                  8.14     Capital Expenditures.
                           --------------------

                  The Credit Parties will not permit Capital  Expenditures to exceed, in the aggregate,  (a) during fiscal year 2002,  $22,500,000 plus an additional  $9,000,000 of Capital  Expenditures  associated  solely with respect to the Borrower's  restructuring  programs (the "2002 Restructuring  Capital  Expenditures"),
                                                                       -----------------------------------------
         (b) during  fiscal  year 2003,  $22,500,000  and (c) during  each  fiscal  year  thereafter,  $25,000,000;
         provided  that (i) if the Leverage  Ratio  requirement  set forth in Section  7.11(a) (as set forth in the table in Section 7.11(a) or as adjusted by the Borrower pursuant to the terms of Section  7.11(a)),  as of
         December 31 of the  immediately  preceding  year, is less than 4.50 to 1.0 (and the Leverage Ratio is less than 4.50 to 1.0, as of such December 31,  as set forth in the Officer's Compliance  Certificate delivered pursuant to  Section 7.1(d)),  then the limit for such year shall be increased to $35,000,000 and (ii) the
         Credit  Parties  may carry  forward,  for one year only,  up to 33% of any unused  portion of the  Capital
         Expenditures (other than 2002 Restructuring Capital Expenditures) limit from the prior year.

         SECTION 1.17          New  Exhibits.  A new  Exhibit 2.6A(c)  is  added  to the  Exhibits  to  the  Credit
                               -------------
Agreement in the form attached hereto as Exhibit 2.6A(c).
                                         ---------------

         SECTION 1.18          Existing  Exhibits.  Exhibit 2.7  and  Exhibit 11.3(b)  to the Credit  Agreement are
                               ------------------
amended and restated in their entirety and attached hereto as Exhibit 2.7 and Exhibit 11.3(b).
                                                              -----------     ---------------

                                                     SECTION 2
                                               CONDITIONS PRECEDENT
                                               --------------------

         SECTION 2.1           Conditions  Precedent.  This Amendment shall be deemed  effective upon  satisfaction
                               ---------------------
of the following conditions (or waiver thereof by the Required Lenders):

                  (a)      Documentation.   (i) Receipt  by  the   Administrative   Agent  of  copies  of  (A) this
                           -------------
         Amendment  duly executed by the Credit  Parties and the Required  Lenders,  (B) the  Tranche C  Term Notes
         duly executed by the Borrower and (C) an Intercreditor  Agreement,  dated as of the date hereof, among the
         Administrative  Agent,  on behalf of the  Lenders  (other than the  Tranche C Term Loan  Lenders)  and the
         Tranche C Term Loan Lenders (the  "Intercreditor  Agreement") and  (ii) receipt by the Tranche C Term Loan
                                            ------------------------
         Lenders of copies of the  Tranche C  Term Loans  Purchase  Agreement  duly  executed  by the Funds and the
         Tranche C Term Loan Lenders.

                  (b)      Authority.  Receipt by the  Administrative  Agent of (i) a  certificate of the secretary
                           ---------
         or  assistant  secretary  of  each  Credit  Party  and  of  each  Fund  certifying  as to  resolutions  or authorization  of the Board of Directors or general  partner of such Credit Party or Fund, as  applicable, approving  and  adopting  each  agreement  to which  they are a party  and the  transactions  contemplated
         therein  and  authorizing  the  execution,   delivery  and  performance  thereof  and  (ii) an  incumbency certificate  of each Credit Party and of each Fund  certified  by a secretary  or  assistant  secretary of such Credit Party or Fund, as applicable, to be true and correct as of the date hereof.

                  (c)      Good  Standing.  Certificates  of good  standing,  existence  or their  equivalent  with
                           --------------
         respect to each Credit Party and each Fund (and their  general  partner)  certified as of a recent date by
         the  appropriate   Governmental   Authorities  of  the  jurisdiction  of  its  incorporation  and  in  the jurisdiction of its chief executive office and principal place of business.

                  (d)      Opinions.  Receipt by the  Administrative  Agent of an opinion or opinions  from counsel
                           --------
         to the Credit Parties and the Funds relating to this Amendment and the transactions  contemplated  herein, including,  without  limitation,  due  authorization,  enforceability and no conflict opinions in form and substance  satisfactory to the Administrative  Agent,  addressed to the Administrative  Agent on behalf of the Lenders and dated as of the date hereof.

                  (e)      Fees.  The  payment by the  Borrower  of (i) an  amendment  fee to each  Lender who duly
                           ----
         executes and delivers this Amendment on or before Noon,  Eastern  Standard Time, on Tuesday,  December 18,
         2001, of 50 basis  points (0.50%) on the sum of its aggregate  Commitments  and (ii) all fees and expenses of the  Administrative  Agent  and  its  affiliates  in  connection  with  the  negotiation,  preparation, execution  and delivery of this  Amendment  and the other  transactions  contemplated  herein,  including, without limitation, reasonable legal fees and expenses.

                                                     SECTION 3
                                                   MISCELLANEOUS
                                                   -------------

         SECTION 3.1           Ratification  of Credit  Agreement.  The term "Credit  Agreement" and "Agreement" as
                               ----------------------------------
used in each of the Credit  Documents  shall  hereafter  mean the Credit  Agreement  as amended by this  Amendment.
Except as herein  specifically  agreed,  the Credit  Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         SECTION 3.2           Authority/Enforceability.  Each of the  Credit  Parties,  the  Administrative  Agent
                               ------------------------
and the Lenders party hereto represents and warrants as follows:

                  (a)      It has taken all necessary  action to authorize the execution,  delivery and performance of this Amendment.

                  (b)      This  Amendment  has been duly  executed and  delivered  by such Person and  constitutes such Person's legal, valid and binding  obligations,  enforceable in accordance with its terms,  except as such enforceability may be subject to (i) bankruptcy,  insolvency,  reorganization,  fraudulent conveyance
         or  transfer,   moratorium  or  similar  laws  affecting  creditors'  rights  generally  and  (ii) general principles of equity  (regardless of whether such  enforceability  is considered in a proceeding at law or in equity).

                  (c)      No  consent,   approval,   authorization  or  order  of,  or  filing,   registration  or
         qualification  with,  any court or  Governmental  Authority or third party is required in connection  with the execution, delivery or performance by such Person of this Amendment.

         SECTION 3.3           Representation  and  Warranties.  The Credit  Parties  represent  and warrant to the
                               -------------------------------
Lenders that:

                  (a)      The  representations  and warranties of the Credit Parties set forth in Section 6 of the
         Credit  Agreement  are true and correct in all  material  respects as of the date hereof  except for those that specifically relate to an earlier date.

                  (b)      No event has  occurred  and is  continuing  which  constitutes  a Default or an Event of
         Default.

                  (c)      The  Collateral  Documents  continue to create a valid  security  interest  in, and Lien upon, the Collateral,  in favor of the Collateral  Agent,  for the benefit of the Lenders,  which security interests and Liens are perfected in accordance  with the terms of the  Collateral  Documents and prior to all Liens other than Permitted Liens.

                  (d)      The Credit Party  Obligations  are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

         SECTION 3.4           Counterparts/Telecopy.   This   Amendment   may  be   executed   in  any  number  of
                               ---------------------
counterparts,  each of  which  when so  executed  and  delivered  shall  be an  original,  but all of  which  shall constitute  one and the same  instrument.  Delivery of executed  counterparts  by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

         SECTION 3.5           Further  Assurances.  The Credit  Parties agree to promptly  take such action,  upon
                               -------------------
the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

         SECTION 3.6           GENERAL  RELEASE.  IN  CONSIDERATION  OF THE  REQUIRED  LENDERS  ENTERING  INTO THIS
                               ----------------
AMENDMENT,  THE CREDIT  PARTIES  HEREBY  RELEASE THE  ADMINISTRATIVE  AGENT,  THE LENDERS,  AND THE  ADMINISTRATIVE
AGENT'S AND THE LENDERS' RESPECTIVE OFFICERS,  EMPLOYEES,  REPRESENTATIVES,  AGENTS, COUNSEL AND DIRECTORS FROM ANY
AND ALL ACTIONS, CAUSES OF ACTION, CLAIMS,  DEMANDS,  DAMAGES AND LIABILITIES OF WHATEVER KIND OR NATURE, IN LAW OR
IN EQUITY,  NOW KNOWN OR UNKNOWN,  SUSPECTED OR UNSUSPECTED TO THE EXTENT THAT ANY OF THE FOREGOING ARISES FROM ANY
ACTION OR FAILURE TO ACT UNDER THE CREDIT  AGREEMENT  OR UNDER THE OTHER  CREDIT  DOCUMENTS ON OR PRIOR TO THE DATE
HEREOF.

         SECTION 3.7           GOVERNING  LAW.  THIS  AMENDMENT  AND THE  RIGHTS  AND  OBLIGATIONS  OF THE  PARTIES
                               --------------
HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 3.8           Intercreditor  Agreement.  The Required Lenders hereby authorize the  Administrative
                               ------------------------
Agent to enter into,  on behalf of the Lenders,  that  certain  Intercreditor  Agreement,  dated as of December 18,
2001,  among the  Administrative  Agent and the Tranche C Term Loan Lenders and to take such action as is necessary to perform its obligations thereunder.

         SECTION 3.9           Financial  Advisor.  The  Borrower  acknowledges  and agrees  that (i) it will grant
                               ------------------
access to its  officers  and its books and records to a  financial  advisor  hired on behalf of the  Administrative
Agent and the Lenders,  which  financial  advisor shall be Ernst & Young  Corporate  Finance LLC, (ii) its officers will provide such financial  advisor,  upon request,  with all information  reasonably deemed necessary to complete the  required  analysis  and  otherwise  provide  full  cooperation  to, and assist such  financial  advisor in its efforts,  including,  without  limitation,  making  available  officers  and  advisors of the  Borrower  and/or its
Subsidiaries  from time to time and (iii) it will be responsible  for such  financial  advisor's fees and expenses.
The financial  advisor will,  among other things,  provide  monthly  reports to the Lenders,  in form and substance
reasonably  acceptable  to  the  Administrative  Agent,  including,  without  limitation,   reports  regarding  the
Borrower's  performance  in comparison to its financial  plan and annual  budget,  the  Borrower's  progress on its restructuring  initiatives,  a general  accounting  review of the  Credit  Parties  and their  Subsidiaries  and an assessment  of the  reasonableness  of the  Borrower's  projections  and the  Borrower's  ability  to  achieve  its restructuring  plan.  The  financial  advisor  shall  begin its work on or before  December  31,  2001 and shall be retained until December 31, 2002.

                                                 SIGNATURE PAGE TO
                                       SECOND AMENDMENT TO CREDIT AGREEMENT
                                             UNITED STATES CAN COMPANY

                                                 SIGNATURE PAGE TO
                                       SECOND AMENDMENT TO CREDIT AGREEMENT
                                             UNITED STATES CAN COMPANY

         The parties  hereto have caused this  Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
--------
                                            UNITED STATES CAN COMPANY,
                                            a Delaware corporation

                                            By:     /s/ John Workman
                                                 ---------------------------------------
                                            Name: John Workman
                                            Title:   Executive Vice President & CFO

DOMESTIC
---------
GUARANTORS:
----------
                                            U.S. CAN CORPORATION,
                                            a Delaware corporation

                                            By:     /s/ John Workman
                                                ----------------------------------------
                                            Name: John Workman
                                            Title:   Executive Vice President & CFO

                                            USC MAY VERPACKUNGEN HOLDING INC.,
                                            a Delaware corporation

                                            By:     /s/ John Workman
                                                ----------------------------------------
                                            Name: John Workman
                                            Title:   Vice President and Treasurer

LENDERS:
-------

                                            BANK OF AMERICA, N.A.,
                                            individually in its capacity as Administrative Agent

                                            By:     /s/ W. Thomas Barnett
                                                -------------------------------------------------
                                            Name: W. Thomas Barnett
                                            Title:   Managing Director

                                            BANK OF AMERICA, N.A., in its capacity as
                                            a Lender

                                            By:     /s/ W. Thomas Barnett
                                                -------------------------------------------------
                                            Name: W. Thomas Barnett
                                            Title:   Managing Director

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY

                                            By:     /s/ Chris Droussiotis
                                                -------------------------------------------------
                                            Name: Chris Droussiotis
                                            Title:   Vice President

                                            BANK ONE, NA (MAIN OFFICE CHICAGO),
                                            individually in its capacity as Lender and in its capacity as Documentation Agent

                                            By:     /s/ Diane M. Faunda
                                                -------------------------------------------------
                                            Name: Diana M. Faunda
                                            Title:   Director, Capital Markets

                                            BEAR STEANS INVESTMENT PRODUCTS INC.

                                            By:     /s/ Marc Simon
                                                -------------------------------------------------
                                            Name: Marc Simon
                                            Title:   Managing Director

                                            BLACK DIAMOND CLO 2000-1 LTD.

                                            By:     /s/ Alan Corkish
                                                ----------------------------------------
                                            Name: Alan Corkish
                                            Title:   Director

                                            CITADEL HILL 2000 LTD.

                                            By:     /s/ Stephen Lockhart
                                                -------------------------------------------------
                                            Name: Stephen Lockhart
                                            Title:   Authorized Signatory

                                            CITIBANK, N.A.

                                            By:     /s/ ***
                                                -------------------------------------------------
                                            Name: ***
                                            Title:   Vice President

                                            CITICORP NORTH AMERICA, INC.,
                                            individually in its capacity as a Lender and
                                            in its capacity as Syndication Agent

                                            By:     /s/ Peter A. Briggs
                                                -------------------------------------------------
                                            Name: Peter A. Briggs
                                            Title:   Vice President

                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By:     /s/ Alex Averbukh
                                                ----------------------------------------
                                            Name: Alex Averbukh
                                            Title:   Vice President

                                            CYPRESSTREE INVESTMENT PARTNERS I LTD.

                                            By:  CypressTree Investment Management Company,
                                                    Inc., as Portfolio Manager

                                            By:     /s/ P. Jeffrey Huth
                                                -------------------------------------------------
                                            Name: P. Jeffrey Huth
                                            Title:   Principal

                                            CYPRESSTREE INVESTMENT PARTNERS II, LTD.

                                            By:  CypressTree Investment Management Company,
                                                    Inc., as Portfolio Manager

                                            By:     /s/ P. Jeffrey Huth
                                                -------------------------------------------------
                                            Name: P. Jeffrey Huth
                                            Title:   Principal

                                            DENALI CAPITAL LLC

                                            Managing Member of DC Funding Partners LLC,
                                            Collateral Manager for Denali Capital CLO I, Ltd.

                                            By:     /s/ John P. Thackes
                                                -------------------------------------------------
                                            Name: John P. Thackes
                                            Title:   Chief Credit Officer

                                            DRYDEN HIGH YIELD CDO 2001-1

                                            By:  Prudential Investment Management, Inc.,
                                                    as Attorney in Fact

                                            By:     /s/ B. Ross Smead
                                                ----------------------------------------
                                            Name: B. Ross Smead
                                            Title:   Vice President

                                            ELF FUNDING TRUST I

                                            By:  Highland Capital Management, L.P.
                                                    As Collateral Manager

                                            By:     /s/ Todd Travers
                                                ----------------------------------------
                                            Name: Todd Travers
                                            Title:   Senior Portfolio Manager

                                            FIDELITY ADVISOR SERIES II: FIDELITY
                                            ADVISOR FLOATING RATE HIGH INCOME FUND

                                            By:     /s/ John H. Costello
                                                -------------------------------------------------
                                            Name: John H. Costello
                                            Title:   Assistant Treasurer

                                            FIRST ALLMERICA FINANCIAL LIFE
                                            INSURANCE COMPANY

                                            By:  CypressTree Investment Management Company,
                                                    Inc. Attorney-in-Fact and Portfolio Manager

                                            By:     /s/ P. Jeffrey Huth
                                                -------------------------------------------------
                                            Name: P. Jeffrey Huth
                                            Title:   Principal

                                            FLAGSHIP CLO-2000-1

                                            By:  Flagship Capital Management, Inc.

                                            By:     /s/ Mark S. Pelletier
                                                -------------------------------------------------
                                            Name: Mark S. Pelletier
                                            Title:   Director

                                            FRANKLIN CLO I, LIMITED

                                            By:     /s/ Chauncey Lufkin
                                                -------------------------------------------------
                                            Name: Chauncey Lufkin
                                            Title:   Vice President

                                            FRANKLIN FLOATING RATE MASTER SERIES

                                            By:     /s/ Chauncey Lufkin
                                                -------------------------------------------------
                                            Name: Chauncey Lufkin
                                            Title:   Vice President

                                            GALAXY CLO-1, LTD.

                                            By:  SAI Investment Adviser, Inc.,
                                                    as Collateral Manager

                                            By:     /s/ John G. Lapham
                                                ----------------------------------------
                                            Name: John G. Lapham
                                            Title:   Authorized Agent

                                            GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                            By:     /s/ Robert S. Fanelli
                                                -------------------------------------------------
                                            Name: Robert S. Fanelli
                                            Title:   Authorized Signatory

                                            HIGHLAND OFFSHORE PARTNERS, L.P.

                                            By:  Highland Capital Management, L.P.,
                                                    As General Partner

                                            By:     /s/ Todd Travers
                                                ----------------------------------------
                                            Name: Todd Travers
                                            Title:   Highland Capital Management, L.P.

                                            INNER HARBOR CBO 2001-1 LTD.

                                            By:  T. Rowe Price Associates, Inc. in its
                                                    capacity as Collateral Manager

                                            By:     /s/ Da*** N. Braman
                                                -------------------------------------------------
                                            Name: Da*** N. Braman
                                            Title:   Vice President

                                            KZH CNC LLC

                                            By:     /s/ Susan Lee
                                                -------------------------------------------------
                                            Name: Susan Lee
                                            Title:   Authorized Agent

                                            KZH PONDVIEW LLC

                                            By:     /s/ Susan Lee
                                                -------------------------------------------------
                                            Name: Susan Lee
                                            Title:   Authorized Agent

                                            KZH SOLEIL LLC

                                            By:     /s/ Susan Lee
                                                -------------------------------------------------
                                            Name: Susan Lee
                                            Title:   Authorized Agent

                                            KZH SOLEIL-2 LLC

                                            By:     /s/ Susan Lee
                                                -------------------------------------------------
                                            Name: Susan Lee
                                            Title:   Authorized Agent

                                            MADISON AVENUE CDO I, LIMITED

                                            By:  Metropolitan Life Insurance Company,
                                                    as Collateral Manager

                                            By:     /s/ James R. Dingler
                                                -------------------------------------------------
                                            Name: James R. Dingler
                                            Title:   Director

                                            MAGNETITE ASSET INVESTORS III L.L.C.

                                            By:     /s/ ***
                                                -------------------------------------------------
                                            Name: ***
                                            Title:   Director

                                            MARINER LDC

                                            By:     /s/ C. Howe II
                                                -------------------------------------------------
                                            Name: C. Howe II
                                            Title:   Director

                                            METROPOLITAN LIFE INSURANCE COMPANY

                                            By:     /s/ James R. Dingler
                                                -------------------------------------------------
                                            Name: James R. Dingler
                                            Title:   Director

                                            MORGAN STANLEY PRIME INCOME TRUST

                                            By:     /s/ Peter Gewirtz
                                                ----------------------------------------
                                            Name: Peter Gewirtz
                                            Title:   Vice President

                                            MUIRFIELD TRADING LLC

                                            By:     /s/ Diana L. Mushill
                                                -------------------------------------------------
                                            Name: Diana L. Mushill
                                            Title:   Assistant Vice President

                                            OLYMPIC FUNDING TRUST, SERIES 1999-1

                                            By:     /s/ Diana L. Mushill
                                                -------------------------------------------------
                                            Name: Diana L. Mushill
                                            Title:   Authorized Agent

                                            PPM SPYGLASS FUNDING TRUST

                                            By:     /s/ Ann E. Morris
                                                ----------------------------------------
                                            Name: Ann E. Morris
                                            Title:   Authorized Agent

                                            NEMEAN CLO, LTD.

                                            By:     /s/ Gordon Cook
                                                ----------------------------------------
                                            Name: Gordon Cook
                                            Title:   Senior Vice President &
                                                     Portfolio Manager

                                            NORSE CBO, LTD.

                                            By:  Regiment Capital Management, LLC
                                                    As its Investment Manager

                                            By:  Regiment Capital Advisors, LLC
                                                    Its Manager and pursuant to delegated authority

                                            By:     /s/ Timothy S. Peterson
                                                ----------------------------------------
                                            Name: Timothy S. Peterson
                                            Title:   President

                                            OAK BROOK BANK

                                            By:     /s/ Henry Wessel
                                                ----------------------------------------
                                            Name: Henry Wessel
                                            Title:   Vice President

                                            PPM AMERICA, INC., AS ATTORNEY-IN-FACT,
                                            ON BEHALF OF JACKSON NATIONAL LIFE
                                            INSURANCE COMPANY.

                                            By:     /s/ David C. Wagner
                                                -------------------------------------------------
                                            Name: David C. Wagner
                                            Title:   Managing Director

                                            PUTNAM DIVERSIFIED INCOME TRUST

                                            By:     /s/ John R. Verani
                                                ----------------------------------------
                                            Name: John R. Verani
                                            Title:   Vice President

                                            PUTNAM MASTER INCOME TRUST

                                            By:     /s/ John R. Verani
                                                ----------------------------------------
                                            Name: John R. Verani
                                            Title:   Vice President

                                            PUTNAM MASTER INTERMEDIATE
                                            INCOME TRUST

                                            By:     /s/ John R. Verani
                                                ----------------------------------------
                                            Name: John R. Verani
                                            Title:   Vice President

                                            PUTNAM PREMIER INCOME TRUST

                                            By:     /s/ John R. Verani
                                                ----------------------------------------
                                            Name: John R. Verani
                                            Title:   Vice President

                                            PUTNAM STRATEGIC INCOME FUND

                                            By:     /s/ John R. Verani
                                                ----------------------------------------
                                            Name: John R. Verani
                                            Title:   Vice President

                                            PUTNAM VARIABLE TRUST - PVT
                                            DIVERSIFIED INCOME FUND

                                            By:     /s/ John R. Verani
                                                ----------------------------------------
                                            Name: John R. Verani
                                            Title:   Vice President

                                            REGIMENT CAPITAL, LTD.

                                            By:  Regiment Capital Management, LLC
                                                    As its Investment Advisor

                                            By:  Regiment Capital Advisors, LLC
                                                    Its Manager and pursuant to delegated authority

                                            By:     /s/ Timothy S. Peterson
                                                ----------------------------------------
                                            Name: Timothy S. Peterson
                                            Title:   President

                                            SEQUILS - Cumberland I, Ltd.
                                            as a Lender

                                            By:  Deerfield Capital Management LLC
                                                    as its Collateral Manager

                                            By:     /s/ Dale Burrow
                                                ----------------------------------------
                                            Name: Dale Burrow
                                            Title:   Senior Vice President

                                            SIERRA CLO I, LTD

                                            By:     /s/ John M. Casparian
                                                -------------------------------------------------
                                            Name: John M. Casparian
                                            Title:   Chief Operating Officer,
                                                     Centre Pacific LLC, Manager

                                            SIMSBURY CLO, LIMITED

                                            By:  David L. Babson and Company Incorporated,
                                                    under delegated authority from Massachusetts
                                                    Mutual Life Insurance Company, its Collateral
                                                    Manager

                                            By:     /s/ Lisa J. Yoerg
                                                ----------------------------------------
                                            Name: Lisa J. Yoerg
                                            Title:   Managing Director with David L. Babson
                                                     and Company Incorporated

                                            SRF 2000 LLC

                                            By:     /s/ Diana L. Mushill
                                                -------------------------------------------------
                                            Name: Diana L. Mushill
                                            Title:   Assistant Vice President

                                            STEIN ROE FLOATING RATE LIMITED
                                            LIABILITY COMPANY

                                            By:     /s/ James R. Fellows
                                                -------------------------------------------------
                                            Name: James R. Fellows
                                            Title:   Senior Vice President
                                                     Stein Roe & Farnham Incorporated, as
                                                     Advisor to the Stein Roe Floating Rate
                                                     Limited Liability Company

                                            LIBERTY - STEIN ROE ADVISOR FLOATING
                                            RATE ADVANTAGE FUND

                                            By:  Stein Roe & Farnham Incorporated, as Advisor

                                            By:     /s/ James R. Fellows
                                                -------------------------------------------------
                                            Name: James R. Fellows
                                            Title:   Senior Vice President & Portfolio Manager

                                            STEIN ROE & FARNHAM CLO I, LTD.

                                            By:  Stein Roe & Farnham Incorporated, as
                                                    Portfolio Manager

                                            By:     /s/ James R. Fellows
                                                -------------------------------------------------
                                            Name: James R. Fellows
                                            Title:   Senior Vice President & Portfolio Manager

                                            STEIN ROE & FARNHAM INCORPORATED
                                            AS ADVISOR TO KEYPORT LIFE INSURANCE
                                            COMPANY

                                            By:     /s/ James R. Fellows
                                                -------------------------------------------------
                                            Name: James R. Fellows
                                            Title:   Senior Vice President & Portfolio Manager

                                            SUFFIELD CLO, LIMITED

                                            By:  David L. Babson & Company Inc. as
                                                    Collateral Manager

                                            By:     /s/ Lisa J. Yoerg
                                                ----------------------------------------
                                            Name: Lisa J. Yoerg
                                            Title:   Managing Director with David L. Babson
                                                     and Company Incorporated

                                            SUNAMERICA LIFE INSURANCE COMPANY

                                            By:     /s/ John G. Lapham
                                                ----------------------------------------
                                            Name: John G. Lapham
                                            Title:   Authorized Agent

                                            TEXTRON FINANCIAL CORP.

                                            By:     /s/ Matthew J. Colgan
                                                -------------------------------------------------
                                            Name: Matthew J. Colgan
                                            Title:   Director

                                            THE BANK OF NOVA SCOTIA

                                            By:     /s/ N. Bell
                                                -------------------------------------------------
                                            Name: N. Bell
                                            Title:   Assistant Agent

                                            THE SUMITOMO TRUST AND BANKING CO.,
                                            LTD., NEW YORK BRANCH

                                            By:     /s/ Elizabeth A. Quirk
                                                -------------------------------------------------
                                            Name: Elizabeth A. Quirk
                                            Title:   Vice President

                                            TRAVELERS SERIES FUND INC. - PUTNAM
                                            DIVERSIFIED INCOME PORTFOLIO

                                            By:     /s/ John R. Verani
                                                ----------------------------------------
                                            Name: John R. Verani
                                            Title:   Vice President

                                            VAN KAMPEN CLO I, LIMITED

                                            By:  Van Kampen Investment Advisory Corp.
                                                    As Collateral Manager

                                            By:     /s/ Darvin D. Pierce
                                                -------------------------------------------------
                                            Name: Darvin D. Pierce
                                            Title:   Executive Director

                                            VAN KAMPEN CLO II, LIMITED

                                            By:  Van Kampen Investment Advisory Corp.
                                                    As Collateral Manager

                                            By:     /s/ Darvin D. Pierce
                                                -------------------------------------------------
                                            Name: Darvin D. Pierce
                                            Title:   Executive Director

                                            VAN KAMPEN
                                            PRIME RATE INCOME TRUST

                                            By:  Van Kampen Investment Advisory Corp.

                                            By:     /s/ Darvin D. Pierce
                                                -------------------------------------------------
                                            Name: Darvin D. Pierce
                                            Title:   Executive Director

                                            VAN KAMPEN
                                            SENIOR INCOME TRUST

                                            By:  Van Kampen Investment Advisory Corp.

                                            By:     /s/ Darvin D. Pierce
                                                -------------------------------------------------
                                            Name: Darvin D. Pierce
                                            Title:   Executive Director

                                            WEBSTER BANK

                                            By:     /s/ Scott Roth
                                                -------------------------------------------------
                                            Name: Scott Roth
                                            Title:   Vice President

                                            WINGATE CAPITAL, LTD.

                                            By:     /s/ Bradford B. Couri
                                                -------------------------------------------------
                                            Name: Bradford B. Couri
                                            Title:   Managing Director

                                            WINGED FOOT FUNDING TRUST

                                            By:     /s/ Ann E. Morris
                                                ----------------------------------------
                                            Name: Ann E. Morris
                                            Title:   Authorized Agent